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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 31, 2003
                                                         ----------------

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                         0-49952                 06-1504091
      --------                        ---------                ----------
(State or other jurisdiction of      (Commission             (IRS Employer
      incorporation)                  File Number)           Identification No.)

                12 E. Broad Street, Hazleton, Pennsylvania 18201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (570) 459-3700
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)










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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

      Exhibit 99.1      Press release, dated October 31, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------

      On October 31, 2003, the Company issued a press release that announced certain preliminary results of operations for the quarter and year ended September 30, 2003. The Company also announced adjustments for the previously announced restatement of its results of operations for its September 30, 2002 fiscal and for the quarters ended December 31, 2002 and March 31, 2003, as well as adjustments for the June 30, 2003 quarter restatement. The Company is currently preparing the appropriate amendments to previously filed quarterly and annual reports for filing with the Securities and Exchange Commission.

      The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 4, 2003              By:/s/ Thomas M. Petro
                                        ----------------------------------------
                                        Thomas M. Petro
                                        President and Chief Executive Officer




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